PIMCO Managed Accounts Trust

Supplement Dated June 9, 2020 to the Statement of Additional Information

dated April 30, 2020, as supplemented from time to time (the "SAI")

Effective immediately, the "Investment Objectives and Policies—Derivative Instruments—Commodity Pool Operators and Commodity Trading Advisors" section of the SAI is deleted in its entirety and replaced with the following:

Commodity Pool Operators and Commodity Trading Advisors. The Adviser is registered with the CFTC as a commodity pool operator ("CPO"). However, with respect to each Portfolio, the Adviser has claimed an exclusion from the definition of CPO pursuant to CFTC Rule 4.5 (the "exclusion"). Accordingly, the Adviser (with respect to the Portfolios) is not subject to registration or regulation as a CPO under the Commodity Exchange Act of 1936, as amended ("CEA"), and the rules thereunder. To remain eligible for the exclusion, each of the Portfolios will have to adhere to the CFTC's adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures, most swaps, or other financial instruments regulated under the CEA, and the rules thereunder ("commodity interests"), or if the Portfolio markets itself as providing investment exposure to such instruments. These limitations may restrict a Portfolio's ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Portfolio, and/or adversely affect the Portfolio's total return. In the event that a Portfolio's investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or "commodity trading advisor" with the CFTC with respect to that Portfolio. In this case, such Portfolio's expenses may increase, adversely affecting that Portfolio's total return. Additionally, under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to the Portfolios.

Investors Should Retain This Supplement for Future Reference

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